WESTERN ASSET INTERMEDIATE BOND PORTFOLIO
                     (a series of WESTERN ASSET FUNDS, INC.)

                       Supplement to the Prospectus dated
                                  July 1, 2009

The following replaces the section of the Prospectus on page 37 entitled "Portfolio Managers - Western Asset Intermediate Bond Portfolio."

The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh, Andrea A. Mack and Julien A. Scholnick serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech, Mr. Walsh, Ms. Mack and Mr. Scholnick have been employed as portfolio managers for Western Asset for at least the past five years. Mr. Leech and Mr. Walsh have served as portfolio managers to the Portfolio since its inception in 1994. Ms. Mack and Mr. Scholnick have served as portfolio managers to the Portfolio since 2009.



 This supplement should be retained with your Prospectus for future reference.

                     This supplement is dated July 6, 2009.



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